Exhibit 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of August 19, 2013, between OKLAHOMA CARE GROUP, LP, a Delaware limited partnership (“Seller”), and CHP PARTNERS, LP, a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have entered into a Purchase and Sale Agreement, dated as of July 3, 2013 (the “Agreement”), with respect to certain properties as more particularly described therein. Capitalized terms used in this Amendment without definition have the same meanings ascribed to those terms in the Agreement.

B. The Property is subject to that certain Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 7387, Page 1892, public records of Oklahoma County, Oklahoma, and that certain Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 7012, Page 0138, public records of Oklahoma County, Oklahoma (together, the “Declarations”).

C. In Purchaser’s Title Notice, Purchaser requested that Seller provide certain estoppels related to the Declarations.

D. In connection therewith, Seller and Purchaser now wish to modify the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged,

Purchaser and Seller agree as follows:

1. Additional Defined Terms. The following defined term is hereby added to Article I of the Agreement:

“Declarations.” That certain Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 7387, Page 1892, public records of Oklahoma County, Oklahoma, together with that certain Declaration of Covenants, Conditions and Restrictions recorded in Official Records Book 7012, Page 0138, public records of Oklahoma County, Oklahoma.

2. No Violations Under Declarations. The following is hereby added to the Agreement as Section 9.2(o) thereof:

“(o) To Seller’s knowledge, there are no violations and/or defaults under the Declarations, and Seller is not aware of any facts that, with the passage of time or the giving of notice, would constitute a violation and/or default under the Declarations.”

3. Due Diligence Period and Additional Deposit. Purchaser hereby confirms that the Due Diligence Period expires as of 5:00 p.m. (Eastern Time) on the date hereof, and that Purchaser has elected to proceed to Closing upon the terms and conditions set forth in the Purchase Agreement. Accordingly, Purchaser waives its right to deliver a Termination Notice as set forth in Section 2.3 of the Purchase Agreement and confirms its obligation to deliver the Additional Deposit to Escrow Agent on or before Tuesday, August 20, 2013.

4. Miscellaneous: Except as expressly modified herein, the Agreement remains in full force and effect and Purchaser and Seller ratify and affirm the Agreement as modified herein. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. This Amendment may be executed via facsimile or by “PDF scanned signature” and that facsimile or PDF shall be deemed an original for all purposes. If a provision of this Amendment conflicts with a provision of the Agreement, this Amendment shall supersede and control. All capitalized terms and phrases used in this Amendment, if not defined in this Amendment, shall have the same meaning as assigned to them in the Agreement.

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SELLER: OKLAHOMA CARE GROUP, LP, a Delaware limited partnership

By:	Oklahoma Care Group GP, LLC, a Texas limited liability company, its general partner

	By:	/ s/ Craig W. Spaulding
	Name:	Craig W. Spaulding
	Title:	Manager

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Signature Page to Amendment to Purchase Agreement (Oklahoma)

PURCHASER: CHP PARTNERS, LP, a Delaware limited partnership

By:	CHP GP, LLC, a Delaware limited liability company, its General Partner

	By:	CNL Healthcare Properties, Inc., a Maryland corporation, its sole member

		By:	/s/ Tracey B. Bracco
		Name:	Tracey B. Bracco
		Title:	Vice President

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Signature Page to Amendment to Purchase Agreement (Oklahoma)